                  TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 35
Statement of Operations.......................... 36
Statement of Changes in Net Assets............... 37
Financial Highlights............................. 38
Notes to Financial Statements.................... 41
Report of Independent Accountants................ 54

GMA ANR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                            Continued on page  2

MARKET REVIEW

    The performance of international stocks varied widely based on regional conditions, with most markets experiencing significant volatility as a result of the economic turmoil in many emerging market nations. Stock indexes in most European countries turned in solid gains for the year, with Belgium, Greece, and Finland each posting gains of more than 50 percent. In anticipation of the economic benefits of European Monetary Union and the introduction of the euro, the new European transnational currency, the European Dow Jones Stoxx Index climbed 18.4 percent in 1998. However, many Latin American, Asian and eastern European stock indexes registered significant losses.
    As a result of interest rate cuts by a number of foreign central banks, international government bonds generally performed well. In addition to benefiting from lower interest rates, demand for these bonds increased during the global flight to quality, as investors pulled assets from riskier investments and diverted them to government bonds.

OUTLOOK

    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the U.S. stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,



[SIG.]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.


[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....    15.84%    14.96%    14.93%
One-year total return(2).................    10.30%    10.96%    13.93%
Three-year total return(2)...............    10.55%    10.68%    11.47%
Life-of-Fund average annual total
return(2)................................     9.27%     9.30%     9.56%
Commencement date........................  05/16/94  05/16/94  05/16/94

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. There is no assurance the Fund will achieve its investment objective. Investing in international markets involves certain risks not typically associated with investing solely in the United States, including fluctuations in currency rates, withholding tax, restrictions on foreign investment and on repatriation of capital, limited publicly available information, less governmental supervision and regulation, less liquidity, and the potential for market volatility and political and economic instability. Please read the Fund's prospectus and "Foreign Investment" in the Additional Investment Information section for more detailed information on global investing. Market volatility may have adversely affected fund performance since December 31, 1998. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Morgan Stanley Capital International World Index and the J.P. Morgan Global Traded Government Index over time. These indices are broad-based, statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Global Managed Assets Fund vs. the Morgan Stanley Capital International World Index and J.P. Morgan Global Traded Government Index (May 16, 1994 through December 31, 1998)

                         [INVESTMENT PERFORMANCE GRAPH]

                                                    VAN KAMPEN GLOBAL        MORGAN STANLEY CAPITAL     J.P. MORGAN GLOBAL TRADED
                                                   MANAGED ASSETS FUND      INTERNATIONAL WORLD INDEX       GOVERNMENT INDEX
                                                   -------------------      -------------------------   -------------------------
5/16/94                                                    9526                       10000                       10000
6/30/94                                                    9422                        9966                       10035
                                                           9605                       10139                       10130
                                                           9676                       10428                       10104
                                                           9531                       10138                       10153
                                                           9653                       10409                       10305
                                                           9379                        9941                       10176
12/31/94                                                   9376                       10021                       10199
                                                           9213                        9854                       10406
                                                           9294                        9980                       10674
                                                           9567                       10443                       11217
                                                           9752                       10790                       11396
                                                           9915                       10864                       11714
6/30/95                                                   10036                       10843                       11787
                                                          10405                       11367                       11843
                                                          10292                       11096                       11514
                                                          10479                       11401                       11773
                                                          10346                       11204                       11888
                                                          10469                       11575                       12020
12/31/95                                                  10623                       11895                       12169
                                                          10791                       12092                       12044
                                                          10864                       12147                       11974
                                                          11021                       12331                       11956
                                                          11343                       12602                       11912
                                                          11385                       12594                       11924
6/30/96                                                   11406                       12639                       12028
                                                          10974                       12173                       12249
                                                          11227                       12294                       12300
                                                          11638                       12756                       12368
                                                          11607                       12826                       12613
                                                          12007                       13526                       12793
12/31/96                                                  11945                       13290                       12704
                                                          12104                       13431                       12387
                                                          12149                       13566                       12301
                                                          11982                       13278                       12207
                                                          12073                       13693                       12139
                                                          12554                       14519                       12425
6/30/97                                                   12989                       15224                       12566
                                                          13389                       15906                       12520
                                                          12749                       14822                       12505
                                                          13252                       15608                       12783
                                                          12771                       14767                       13053
                                                          12840                       15009                       12897
12/31/97                                                  13013                       15172                       12883
                                                          13256                       15576                       13012
                                                          13922                       16609                       13109
                                                          14373                       17291                       13010
                                                          14438                       17439                       13210
                                                          14425                       17201                       13267
6/30/98                                                   14594                       17589                       13304
                                                          14646                       17540                       13340
                                                          13464                       15181                       13709
                                                          13659                       15428                       14424
                                                          14295                       16802                       14747
                                                          14711                       17781                       14581
12/31/98                                                  15073                       18629                       14856



------------------------------
Fund's Total Return
1 Year Avg. Annual    = 10.30%
3 Year Avg. Annual    = 10.55%
Inception Avg. Annual =  9.27%
------------------------------

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

EMERGING MARKETS: The financial markets of developing economies. Many Latin
    American and Asian countries are considered emerging markets.

EUROPEAN MONETARY UNION (EMU): A group of European countries creating one currency for the entire region.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

LIQUIDITY: The ease with which an investor can buy or sell a stock at a reasonable price. Generally, it is easier to sell large-company stock than small-company stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

We recently spoke with the management team of the Van Kampen Global Managed Assets Fund about the key events and economic forces that shaped the markets during the past 12 months. The Fund is managed by portfolio managers Barton M. Biggs, J. David Germany, Michael B. Kushma, Paul E. O'Brien, and Ann D. Thivierge, Morgan Stanley Dean Witter Investment Management. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1998.

Q HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

A The first six months of the reporting period were characterized by strong growth, falling interest rates, and low inflation in Europe and the United States. As a result, stock markets in both regions generated impressive first half gains. In contrast, Asia was plagued by economic, social, and political turmoil, which pushed its stocks toward 12-month lows.
    During the third quarter, continued economic weakness in Asia and in the Japanese banking system spread to Russia and Latin America, and there were warning signs that Asia's problems were beginning to affect Europe and the United States. With turmoil in the emerging markets and a crisis of confidence in U.S. and European markets, many investors moved out of stocks into high-quality, government bonds, primarily those issued by the United States and Germany.
    Paced by the Federal Reserve Board and the approaching European economic and monetary union (EMU), banks worldwide lowered interest rates during the fourth quarter. The interest rate cuts renewed investor confidence and helped revive stock markets in Europe and the United States, and some Asian markets began to rebound.

Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND IN THIS INVESTMENT
   ENVIRONMENT?

A We adjusted the Fund's mix of stocks and bonds in response to market conditions. As a result, by year-end we had approximately 66 percent of total investments in equities and 34 percent in fixed-income instruments.

EQUITY STRATEGY
    During the first half of the period, we increased our exposure to Europe in anticipation of monetary union with its long-term benefits, including improved fiscal discipline, and the prospect for higher business growth, and consumer confidence. In July, we saw signs of economic slowdown, particularly in Germany, and we significantly reduced our positions in Europe in favor of cash. We held a substantial cash position throughout the summer, which benefited the Fund as global markets stumbled due to troubles in Asia and Russia.
    Our positions in Italy, Spain, and Portugal helped the Fund's performance as stock market liquidity improved when short-term interest rates in those countries fell from more than five percent to three percent. At the same time, interest rates remained high in most countries not participating in the monetary union.
    In the United States, we remained underweight to our benchmark because of concerns about overpriced stock valuations and potential deceleration in corporate profit growth. Despite a mid-year slump, however, the U.S. market rallied strongly in the fourth quarter to a record high.
    Through September, we significantly reduced the Fund's holdings in Asia and Japan because of the economic malaise of that region. In October, we felt that Asia's economic, stock market, and sentiment cycles had reached the opposite end of the spectrum compared to the euphoria and strength of the United States. As a result, we increased our exposure to Japan, Hong Kong, and Singapore.

FIXED-INCOME STRATEGY

    We invested heavily in the German fixed-income market to take advantage of the convergence of interest rates in the European market. With monetary union, interest rates have declined throughout Europe. As a result, we felt that investing one large position in a single European country would provide the same advantages as investing in multiple European markets. Because Germany is considered the dominant economic country in Europe, we felt that this country would benefit from the flight toward high-quality investments, and it did.
    In addition, the Fund's fixed-income investments benefited from a decline in value of the U.S. dollar relative to other currencies during the second half of the period. At that time we had approximately 60 percent of the Fund's assets invested outside the United States.
    Our exposure to Australia, Sweden, and Denmark did not help performance. Because these three markets are smaller and less liquid than major industrialized markets, they are perceived as riskier and were hurt by the flight toward higher-quality government bonds.

Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A We are pleased with the performance of the Fund, which achieved a total return of 15.84 percent(1) (Class A shares at net asset value) for the 12-month period ended December 31, 1998. By comparison, the Morgan Stanley
Capital International (MSCI) World Index generated a total return of 22.78 percent and the J.P. Morgan Global Traded Government Index achieved a total return of 15.31 percent. The MSCI World Index is a broad-based index that is used as a benchmark for general equity funds. The J.P. Morgan Global Traded Government Index is a broad-based index of major foreign and U.S. government bonds that are weighted by the total market value of each country's securities and reflect variations in currency value. Keep in mind that these indices are broad-based statistical composites and do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page 3 for additional Fund performance results.

Q WHAT IS YOUR OUTLOOK FOR THE GLOBAL MARKETS AND THE FUND'S PORTFOLIO IN THE MONTH'S AHEAD?

A Going forward, we are apprehensive about the current valuation levels of global equity markets, particularly in the United States and Europe. We believe consensus double-digit earnings expectations for 1999 in these regions are too optimistic, and we are concerned that actual earnings will be unable to support such lofty valuations.
    Although the European market fell off sharply during the second half of the period, we are not convinced there is value in European equity markets especially with optimistic double-digit earnings forecasts. We do, however, believe in the long-term positive effects of corporate restructuring and focus on shareholder value. We continue to monitor economic data, such as unemployment, manufacturing production, and export figures.
    In Asia, we will look for signs that the economic crisis has ended. We have begun to see currencies strengthen, interest rates fall, and corporate cost-cutting accelerate. If the economic crisis ends, we expect the stock markets and corporate earnings to lead the recovery.
    For fixed-income investments, we expect interest rates worldwide to drop further and we anticipate opportunities to take advantage of differences in interest rates between the major regions. For example, because we currently see value in long-term U.S. bonds, we may look to reduce our interest rate exposure to European markets and move that exposure toward the U.S. market, but we will remain cautious due to the unsettled global economic situation.

Q  WILL THE ARRIVAL OF THE EURO AFFECT ANY OF YOUR STRATEGIES?

A We don't expect the euro to affect the Fund's positioning. We believe that since the May announcement of the 11 participant nations most of the financial implications from EMU have already been reflected in the market.

[SIG]
Barton M. Biggs

Portfolio Manager

[SIG]
Michael B. Kushma

Portfolio Manager

[SIG]
Ann D. Thivierge

Portfolio Manager

[SIG]
J. David Germany

Portfolio Manager

[SIG]
Paul E. O'Brien

Portfolio Manager

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                    TOP TEN HOLDINGS      PERCENTAGE OF
                                          AS OF         THESE INVESTMENTS
                                    DECEMBER 31, 1998   TWELVE MONTHS AGO
U.S. Treasury Bonds, 6.250%,
  8/15/23 ........................         5.1% .....           N/A
U.S. Treasury Notes, 6.250%,
  10/31/01 .......................         2.4% .....          3.2%
U.S. Treasury Bonds, 12.000%,
  05/15/05  ......................         2.3% .....           N/A
U.S. Treasury Notes, 3.625%,
  1/15/08 ........................         1.4% .....           N/A
Microsoft Corp. ..................         1.2% .....          1.3%
General Electric Co. .............         1.1% .....          1.1%
U.S. Treasury Bonds, 8.125%,
  8/15/19 ........................         0.9% .....          4.7%
Glaxo Wellcome ...................         0.8% .....          0.7%
New Zealand Bonds -- NZ$, 8.000%,
  4/15/04 ........................         0.8% .....           N/A
U.S. Treasury Notes, 7.250%,
  05/15/04 .......................         0.7% .....          4.6%

N/A = Not Applicable
 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

AS OF DECEMBER 31, 1998

         Common an Preferred Stocks...............65.5%
         Government Obligations...................18.4%
         Repurchase Agreement..................... 7.2%      [PIE CHART]
         Commercial Paper......................... 1.2%
         U.S. Government Agency Obligations....... 7.7%

AS OF DECEMBER 31, 1997

         Common and Preferred Stocks.............. 59.7%
         Government Obligations................... 10.8%     [PIE CHART]
         Repurchase Agreement.....................  9.7%
         U.S. Government Agency Obligations....... 19.8%

[PIE CHART]

 TOP TEN COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF DECEMBER 31, 1998
United States ...............  47.1%
United Kingdom ..............  12.6%
Japan .......................   7.7%
France ......................   6.2%
Germany .....................   3.2%
Spain .......................   3.2%
Italy .......................   3.2%
Switzerland .................   2.9%
Netherlands .................   2.8%
Hong Kong ...................   2.4%

   AS OF DECEMBER 31, 1997
United States ...............  51.3%
United Kingdom ..............   9.6%
Japan .......................   9.4%
France ......................   5.5%
Germany .....................   5.1%
Italy .......................   3.7%
Switzerland .................   3.3%
Canada ......................   2.9%
Spain .......................   2.4%
Sweden ......................   2.3%

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                          Market
Description                                                   Shares       Value
-----------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS AND EQUIVALENTS  67.5%
AUSTRALIA  1.1%
Amcor, Ltd. ................................................     817    $     3,491
AMP, Ltd. ..................................................   1,058         13,404
Australian Gas & Light Co., Ltd. ...........................     419          3,018
Boral, Ltd. ................................................   1,364          1,939
Brambles Industries, Ltd. ..................................     260          6,333
Broken Hill Proprietary Co., Ltd. ..........................   2,497         18,390
Coca-Cola Amati, Ltd. ......................................     925          3,446
Coles Myer, Ltd. ...........................................   1,329          6,963
Crown, Ltd. ................................................   1,801            673
CSR, Ltd. ..................................................   1,316          3,218
Email, Ltd. ................................................     425            607
FH Faulding & Co., Ltd. ....................................     160            755
Fosters Brewing Group, Ltd. ................................   2,116          5,731
General Property Trust......................................   1,595          2,982
GIO Australia Holding.......................................     774          2,542
Goodman Fielder, Ltd. ......................................   1,564          1,581
Leighton Holdings, Ltd. ....................................     377          1,617
Lend Lease Corp. ...........................................     660          8,898
M.I.M. Holdings, Ltd. ......................................   2,625          1,158
National Australia Bank, Ltd. ..............................   1,719         25,913
News Corp., Ltd. ...........................................   2,248         14,850
News Corp., Ltd. - Preferred Shares.........................   2,033         12,371
Normandy Mining, Ltd. ......................................   2,835          2,623
North, Ltd. ................................................   1,236          2,015
Orica, Ltd. ................................................     360          1,873
Pacific Dunlop, Ltd. .......................................   1,272          2,058
Pioneer International, Ltd. ................................   1,075          2,273
QBE Insurance Group, Ltd. ..................................     486          2,010
Rio Tinto, Ltd. ............................................     326          3,866
Santos, Ltd. ...............................................     726          1,949
Schroders Property Fund.....................................     673          1,097
Smith Howard................................................     226          1,495
Southcorp Holdings, Ltd. ...................................     747          2,383
Stockland Trust Group.......................................     366            911
TAB Corp. Holdings, Ltd. ...................................     408          2,500
Telstra Corp., Ltd. ........................................   6,153         28,768

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
AUSTRALIA (CONTINUED)
Westfield Trust.............................................   1,303    $     2,874
Westpac Banking Corp., Ltd. ................................   2,293         15,344
WMC, Ltd. ..................................................   1,652          4,981
                                                                        -----------
                                                                            218,900
                                                                        -----------
AUSTRIA  0.8%
Austria Tabakwerke, AG (d)..................................     149         11,425
Austrian Airlines (d).......................................     199          7,128
Bank Austria, AG (d)........................................     711         36,155
Bau Holdings, AG (d)........................................      31          1,428
BBAG Oest Brau-Beteiligungs, AG (d).........................      59          3,371
Bohler-Uddeholm, AG - ADR (d)...............................      73          3,398
BWT, AG (d).................................................      11          2,438
Flughafen Wien, AG (d)......................................     142          6,968
Generali, AG (d)............................................      47         11,545
Lenzing, AG (a) (d).........................................      26          1,619
Mayr Melnhof Karton, AG (d).................................      80          3,739
Oest Elektrizitats, Class A (d).............................     204         31,180
OMV, AG (d).................................................     174         16,399
RHI, AG (d).................................................      93          2,423
VA Technologie, AG (d)......................................      94          8,146
Wienerberger Baustoffindustrie, AG (d)......................      57         11,337
                                                                        -----------
                                                                            158,699
                                                                        -----------
CANADA  1.0%
Abitibi Consolidated, Inc. .................................     200          1,858
Agnico-Eagle Mines, Ltd. ...................................     700          2,885
Alberta Energy Co., Ltd. ...................................     100          2,159
Alcan Aluminum..............................................     200          5,430
Bank of Montreal............................................     200          8,073
Bank of Nova Scotia.........................................     300          6,624
Barrick Gold Corp. .........................................     200          3,899
Barrick Gold Corp. - US$....................................     300          5,850
BCE, Inc. ..................................................     400         15,139
Bombardier, Inc., Class B...................................     500          7,197
Canadian Hunter Exploration, Ltd. (a).......................      50            327
Canadian Imperial Bank of Commerce..........................     200          4,972
Canadian Occidental Petroleum...............................     100          1,040
Canadian Pacific............................................     200          3,762
Gulf Canada Resource (a)....................................     500          1,466

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
CANADA (CONTINUED)
Imasco, Ltd. ...............................................     300    $     6,418
Imperial Oil, Ltd. .........................................     400          6,425
International Forest Products, Ltd., Class A (a)............     500          1,178
Laidlaw, Inc. ..............................................     200          2,022
National Bank of Canada.....................................     100          1,623
Newbridge Networks Corp. (a)................................     100          3,049
Nexfor, Inc. (a)............................................      87            344
Noranda, Inc. ..............................................     200          1,995
Northern Telecom, Ltd. .....................................     400         20,046
Northern Telecom, Ltd. - US$................................     300         15,038
Nova Corp. .................................................      52            680
Petro CDA...................................................     300          3,189
Placer Dome, Inc. ..........................................     200          2,296
Power Corp. of Canada.......................................     200          4,344
Royal Bank of Canada........................................     200         10,016
Seagram Co., Ltd. ..........................................     200          7,622
Seagram Co., Ltd. - US$.....................................     200          7,600
Suncor Energy, Inc. ........................................     100          3,010
Talisman Energy, Inc. (a)...................................     100          1,763
TELUS Corp. ................................................     100          2,126
Thomson Corp. ..............................................     400          9,395
TransCanada PipeLines, Ltd. ................................     564          8,284
Weston George, Ltd. ........................................     100          3,827
                                                                        -----------
                                                                            192,971
                                                                        -----------
FRANCE  4.9%
Accor, SA (d)...............................................     133         28,784
Air Liquide (d).............................................     123         22,550
Alcatel Alsthom, SA (d).....................................     207         25,324
AXA-UAP (d).................................................     417         60,413
Banque Nationale de Paris (d)...............................     306         25,187
Banque Paribas (d)..........................................      96          8,340
Canal Plus (d)..............................................      45         12,274
Cap Gemini (d)..............................................      85         13,637
Carrefour, SA (d)...........................................      51         38,485
Casino-Guichard-Perrachon, SA (d)...........................     150         15,614
Cie Fonciere Klepierre (a) (d)..............................     288         29,361
Compagnie de Saint Gobain (d)...............................     136         19,192
Elf Aquitaine, SA (d).......................................     316         36,512

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
FRANCE (CONTINUED)
France Telecom, SA (d)......................................     940    $    74,649
Groupe Danone (d)...........................................     125         35,772
L'Oreal (d).................................................      93         67,201
Lafarge, SA (d).............................................     170         16,146
Legrand, SA (d).............................................      40         10,596
LVMH (Moet Hennessy Louis Vuitton) (d)......................     131         25,914
Michelin (CGDE), Class B (d)................................     239          9,554
Pernod Ricard (d)...........................................      94          6,103
Peugeot Citroen (d).........................................      83         12,841
Pinault-Printemps-Redoute, SA (d)...........................     145         27,698
Promodes (d)................................................      34         24,714
Rhone-Poulenc, SA (d).......................................     466         23,971
Sagem, SA (d)...............................................       7          4,632
Sanofi, SA (d)..............................................     145         23,860
Schneider, SA (d)...........................................     194         11,763
Silic (d)...................................................      96         17,840
Simco (d)...................................................     218         19,769
Societe Generale (d)........................................     126         20,395
Sodexho Alliance (d)........................................      44          9,837
Sophia (d)..................................................     358         15,207
Suez Lyonnaise des Eaux (d).................................     196         40,245
Thomson CSF (d).............................................     211          9,057
Total, SA, Class B (d)......................................     316         31,990
Unibail, SA (d).............................................     213         31,049
Vivendi (d).................................................     181         46,942
                                                                        -----------
                                                                            953,418
                                                                        -----------
GERMANY  2.5%
Adidas Salomon, AG (d)......................................      17          1,846
AGIV, AG (d)................................................      67          1,729
Allianz, AG (Vinkulierte Regd) (d)..........................     208         76,256
AMB AACH & Mun Bet (Vinkulierte Regd) (d)...................      50          5,883
AXA Colonia Konzern (d).....................................      33          3,742
BASF, AG (d)................................................     367         14,005
Bayer Hypo Vereinsbank, AG (d)..............................     265         20,750
Bayer, AG (d)...............................................     500         20,866
Bilfinger & Berger (d)......................................      17            434
Continental, AG (d).........................................      17            469
DaimlerChrysler, AG (d).....................................     752         74,225

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
GERMANY (CONTINUED)
Degussa, AG (d).............................................      17    $       934
Deutz, AG (d)...............................................      33            307
Deutsche Bank, AG (d).......................................     350         20,591
Deutsche Telekom, AG (d)....................................   1,350         44,390
Dresdner Bank, AG (d).......................................     333         13,987
Fag Kugelfischer (d)........................................      17            144
Heidelberg Zement (d).......................................      33          2,574
Hochtief, AG (d)............................................      83          3,237
Lufthansa, AG (Vinkulierte Regd) (d)........................     133          2,937
Man, AG - Preferred Shares (d)..............................      50         10,111
Mannesmann, AG (d)..........................................     250         28,651
Merck KGaA (d)..............................................     100          4,500
Metro, AG (d)...............................................     167         13,327
Preussag, AG (d)............................................      17          7,681
RWE, AG (d).................................................     347         18,999
SAP, AG (d).................................................      67         28,945
Schering, AG (d)............................................      67          8,412
Siemens, AG (d).............................................     367         23,673
Veba, AG (d)................................................     333         19,921
Viag, AG (d)................................................      17          9,966
Volkswagen, AG (d)..........................................     100          7,980
                                                                        -----------
                                                                            491,472
                                                                        -----------
HONG KONG  1.8%
Bank of East Asia...........................................   3,600          6,273
Cathay Pacific Air..........................................   8,000          7,951
Cheung Kong Holdings, Ltd. .................................   5,000         35,979
CLP Holdings, Ltd. .........................................   6,500         32,384
Hang Lung Development Co. ..................................   2,992          3,205
Hang Seng Bank, Ltd. .......................................   4,700         42,010
Hong Kong & China Gas Co. ..................................  10,000         12,714
Hong Kong & China Gas Co. - Warrants........................     600             40
Hong Kong & Shanghai Hotels.................................   1,500          1,065
Hong Kong Land Holding - US$................................   1,264          1,492
Hong Kong Telecommunications, Ltd. .........................  29,400         51,418
Hopewell Holdings...........................................   3,000          1,636
Hutchison Whampoa...........................................   9,000         63,600
Hysan Development...........................................   2,992          4,460
Hysan Development - Warrants................................     300              6

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
HONG KONG (CONTINUED)
Johnson Electric Holdings...................................     500    $     1,284
New World Development Co. ..................................   5,000         12,585
Shangri-La Asia, Ltd. ......................................   3,000          2,556
Sino Land Co. ..............................................  12,078          6,470
South China Morning Post....................................   1,992          1,022
Sun Hung Kai Properties.....................................   6,000         43,755
Swire Pacific, Class A......................................   4,000         17,915
Television Broadcast........................................     996          2,571
Wharf Holdings, Ltd. .......................................   6,000          8,751
                                                                        -----------
                                                                            361,142
                                                                        -----------
ITALY  2.5%
Assicurazioni Generali (d)..................................   1,190         49,660
Banca Commerciale Italiana (d)..............................   2,000         13,789
BCA Intesa, SpA (d).........................................   2,000         11,993
Benetton Group, SpA (d).....................................   2,500          5,035
Ciga Hotels (d).............................................  16,270         13,284
Ente Nazionale Idrocarburi, SpA (d).........................  10,000         65,318
Fiat, Di Risp, SpA (d)......................................   1,300          2,595
Fiat, Priv, SpA (d).........................................   1,400          2,697
Fiat, SpA (d)...............................................   5,200         18,052
Immobil Metanopoli (d)......................................   2,570          3,147
Instituto Nazionale delle Assicurazioni (INA) (d)...........   5,390         14,229
Mediaset, SpA (d)...........................................   1,500         12,156
Mediobanca, SpA (d).........................................     700          9,716
Montedison, SpA (d).........................................   5,000          6,638
Olivetti, SpA (d)...........................................   8,000         27,821
Pirelli, SpA (d)............................................   5,000         16,012
Riunione Adriatica di Sicurta, SpA (d)......................     500          7,242
Sao Paolo Imi, SpA (a) (d)..................................   2,283         40,318
Sirti, SpA (d)..............................................     500          3,015
Telecom Italia, Di Risp, SpA (d)............................   2,906         18,278
Telecom Italia, SpA (d).....................................   5,500         46,902
Telecom Italia Mob, SpA (d).................................   7,500         55,339
Unicredito Italiano (d).....................................   5,000         29,620
Unione Immobiliare, SpA (a) (d).............................  21,240         11,073
                                                                        -----------
                                                                            483,929
                                                                        -----------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
JAPAN  6.0%
Ajinomoto Co., Inc. ........................................   1,000    $    10,615
Asahi Bank, Ltd. ...........................................   1,900          6,958
Asahi Chemical Industry Co. ................................   2,800         13,350
Asahi Glass Co. ............................................   3,800         23,563
Bank of Tokyo...............................................   5,200         53,817
Bridgestone Corp. ..........................................   1,000         22,689
Dai Nippon Printing.........................................   1,800         28,692
Daiei, Inc. ................................................   2,000          5,431
Daiwa House Industries......................................   1,000         10,641
Daiwa Securities............................................   2,400          8,195
Fanuc.......................................................     600         20,540
Fuji Bank...................................................   2,600          9,567
Fujitsu.....................................................   3,000         39,938
Hitachi.....................................................   4,800         29,721
Honda Motor Co. ............................................   1,000         32,817
Japan Air Lines Co. ........................................   2,000          5,272
Japan Energy Corp. .........................................   1,000            947
Kajima Corp. ...............................................   1,000          2,609
Kansai Electric Power.......................................   1,500         32,839
Kao Corp. ..................................................   1,000         22,556
Kawasaki Steel Corp. .......................................   1,000          1,495
Kirin Brewery Co. ..........................................   2,800         35,666
Kubota Corp. ...............................................   2,800          8,347
Kumagai Gumi Co. ...........................................   1,000            770
Kyocera Corp. ..............................................     400         21,123
Marubeni Corp. .............................................   8,800         15,101
Matsushita Electric Industries..............................   3,000         53,047
Mitsubishi Chemical.........................................   2,800          5,895
Mitsubishi Corp. ...........................................   1,000          5,750
Mitsubishi Electric Corp. ..................................   4,800         15,073
Mitsubishi Estate...........................................   2,800         25,090
Mitsubishi Heavy Industries.................................   3,000         11,676
Mitsubishi Trust & Banking Corp. ...........................   1,000          6,431
Mitsui Fudosan Co., Ltd. ...................................   2,000         15,126
Mitsui Trust & Banking Co. .................................   4,800          5,477
Mitsukoshi..................................................   2,000          5,307
NEC Corp. ..................................................   2,000         18,399
Nippon Express Co. .........................................   1,800         10,127

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
JAPAN (CONTINUED)
Nippon Oil Co. .............................................   1,000    $     3,485
Nippon Steel Corp. .........................................   4,800          8,704
Nippon Telegraph & Telephone Corp. .........................      11         84,847
Nissan Fire & Marine Insurance..............................     700          2,105
Nissan Motor Co. ...........................................     800          2,449
NKK Corp. ..................................................   6,000          4,087
Nomura Securities...........................................   2,400         20,911
Odakyu Electric Railway.....................................   6,000         20,964
Osaka Gas Co. ..............................................   4,000         13,764
Sakura Bank.................................................   1,800          4,124
Sanwa Bank..................................................   1,000          7,705
Sega Enterprises............................................     400          8,863
Sekisui Chemical Co. .......................................   1,000          6,723
Sekisui House...............................................     800          8,456
Shimizu Corp. ..............................................   2,800          9,387
Softbank Corp. .............................................      10            602
Sony Corp. .................................................     400         29,120
Sumitomo Bank, Ltd. ........................................   2,000         20,522
Sumitomo Chemical...........................................   2,000          7,784
Sumitomo Corp. .............................................   1,000          4,865
Sumitomo Metal Mining Co....................................   1,000          3,246
Taisei Corp. ...............................................   4,800          9,214
Takeda Chemical Industries..................................   2,000         76,957
Tobu Railway Co. ...........................................   2,800          8,173
Tokyo Electric Power........................................   1,700         41,955
Tokyo Gas Co. ..............................................   4,800         12,610
Tokyo Marine & Fire Insurance Co. ..........................   2,800         33,437
Tokyu Corp. ................................................   2,000          5,254
Toray Industries, Inc. .....................................   2,000         10,438
Tostem Corp. ...............................................     500          9,907
Toyota Motor Corp. .........................................   1,800         48,881
Yasuda Trust & Banking......................................     700            539
                                                                        -----------
                                                                          1,170,735
                                                                        -----------
NETHERLANDS  2.2%
ABN AMRO Holdings, NV (d)...................................   1,090         22,917
AEGON, NV (d)...............................................     400         49,098
Ahold Koninklijke, NV (d)...................................     427         15,774
Akzo Nobel, NV (d)..........................................     100          4,551

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
NETHERLANDS (CONTINUED)
Buhrmann, NV (d)............................................     260    $     4,650
Elsevier, NV (d)............................................     200          2,800
Hagemeyer, NV (d)...........................................     100          3,651
Heineken, NV (d)............................................     200         12,030
ING Groep, NV (d)...........................................     773         47,112
KLM Royal Dutch Air Lines, NV (d)...........................     108          3,265
Kon KPN, NV (d).............................................     432         21,615
Philips Electronics, NV (d).................................     300         20,120
Rodamco (d).................................................     615         15,615
Royal Dutch Petroleum Co. (d)...............................   1,700         84,606
TNT Post Groep, NV (d)......................................     428         13,783
Uni-Invest, NV (d)..........................................     850         13,347
Unilever, NV (d)............................................     500         42,716
Unilever, NV - ADR - US$....................................     300         24,881
Vedior, NV (d)..............................................     100          1,969
Wolters Kluwer, NV (d)......................................     102         21,815
                                                                        -----------
                                                                            426,315
                                                                        -----------
NORWAY  0.1%
Choice Hotels...............................................   4,270          6,013
Linstow ASA.................................................   2,023          9,585
                                                                        -----------
                                                                             15,598
                                                                        -----------
PORTUGAL  1.4%
BCO Comercial Portugues, SA (d).............................   1,197         36,817
BCO Espirito Santo e Comercial de Lisboa (d)................     500         15,526
BPI-SGPS, SA (d)............................................     500         16,976
Brisa-Auto Estradas de Portugal, SA (d).....................     300         17,667
Cimpor-Cimentos de Portugal (d).............................     500         15,968
Corticeira Amorim, SGPS, SA (d).............................     100          1,436
Elec De Portugal (d)........................................   3,100         68,283
Jeronimo Martins, SGPS, SA (d)..............................     400         21,904
Portucel Industrial-Empresa Produtora de Celulose (d).......     500          3,281
Portugal Telecom, SA (d)....................................   1,100         50,457
Soares Da Costa, SA (d).....................................     100            340
Sonae Investimentos (d).....................................     300         14,591
UNICER-Uniao Cervejeira, SA (d).............................     300          7,162
                                                                        -----------
                                                                            270,408
                                                                        -----------
SINGAPORE  0.7%
City Developments, Ltd. ....................................   2,000          8,661
Creative Technologies Corp. ................................     150          2,117

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
SINGAPORE (CONTINUED)
Cycle & Carriage, Ltd. .....................................   1,000    $     3,422
DBS Land, Ltd. .............................................   2,000          2,944
Development Bank of Singapore...............................   1,000          9,025
Fraser & Neave, Ltd. .......................................   1,000          2,919
Keppel Corp., Ltd. .........................................   2,000          5,354
NatSteel, Ltd. .............................................   1,000          1,096
Neptune Orient Lines, Ltd. .................................   2,000            642
Overseas Chinese Bank.......................................   2,000         13,568
Parkway Holdings, Ltd. .....................................   1,000          1,781
Sembcorp Industries, Ltd. (a)...............................  18,000         20,497
Singapore Airlines, Ltd. ...................................   2,000         14,658
Singapore Press Holdings, Ltd. .............................     900          9,812
Singapore Tech Engineering..................................   6,000          5,597
Singapore Telecommunications................................  12,000         18,316
United Industrial Corp., Ltd. ..............................   3,000          1,199
United Overseas Bank, Ltd. .................................   2,000         12,841
United Overseas Land, Ltd. .................................   1,000            678
                                                                        -----------
                                                                            135,127
                                                                        -----------
SPAIN  2.5%
Acerinox, SA (d)............................................     100          2,325
Argentaria Corp. (d)........................................   1,000         25,858
Autopistas Cesa (d).........................................     824         13,683
Azucarera Ebro Agr (d)......................................     200          4,405
BCO Bilbao Vizcaya, SA (d)..................................   3,600         56,361
BCO Central Hispanoamericano (d)............................   2,600         30,826
BCO Santander, SA (d).......................................   1,698         33,692
Corporacion Mapfre, SA (d)..................................     400         10,836
Empresa Nacional de Celulosas, SA (d).......................     100          1,675
Endesa, SA (d)..............................................   1,900         50,267
Fomento Construcciones y Contratas, SA (d)..................     200         14,847
Gas Natural SDG, SA (d).....................................     100         10,871
Iberdrola, SA (d)...........................................   2,000         37,363
Metrovacesa, SA (d).........................................     210          6,295
Repsol, SA (d)..............................................     700         37,285
Tabacalera, SA, Class A (d).................................     600         15,114
Telefonica, SA (d)..........................................   1,809         80,318
Telefonica, SA - Rights (d).................................   1,809          1,604
TelePizza, SA (a) (d).......................................     675          6,412

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
SPAIN (CONTINUED)
Union Electrica Fenosa, SA (d)..............................     800    $    13,819
Vallehermoso, SA (d)........................................   2,020         28,853
Viscofan Industria Navarra De Envolturas Celulosicas, SA
  (d).......................................................     100          3,230
                                                                        -----------
                                                                            485,939
                                                                        -----------
SWEDEN  1.2%
ABB, AB, Class B............................................     200          2,117
ABB, AB, Class A............................................     600          6,388
AGA, AB, Class B............................................     100          1,311
Asticus, AB (a).............................................   1,185         11,595
Astra, AB...................................................     300          6,092
Astra, AB, Class A..........................................   1,133         23,079
Atlas Copco, AB, Class A....................................     100          2,191
Castellum, AB...............................................   2,150         23,287
Diligentia..................................................   1,900         13,329
Electrolux, AB (a)..........................................     300          5,151
Ericsson Telefon LM, Class B................................   1,700         40,382
Foreningssparbk.............................................     300          7,754
Hennes & Mauritz, AB, Class B...............................     200         16,296
Netcom Systems, AB..........................................     100          4,062
OM Gruppen, AB..............................................     100          1,255
Piren, AB (a)...............................................     640          4,057
Sandvik, AB.................................................     200          3,471
Securitas, AB, Class B (a)..................................     200          3,102
Skandia Forsakrings, AB.....................................     400          6,105
Skandinaviska Enskilda Banken, Class A......................     500          5,262
Skanska, AB, Class B........................................     100          2,769
SKF, AB, Class B............................................     100          1,163
SSAB Svenska Stal, Class A..................................     100            954
Svenska Cellulosa, AB, Class B..............................     200          4,357
Svenska Handelsbkn, Class A.................................     200          8,419
Tornet Fastighet............................................     935         13,637
Trelleborg, AB, Class B.....................................     100            812
Volvo, AB, Class A..........................................     100          2,234
Volvo, AB, Class B..........................................     300          6,868
WM-Data, AB.................................................     100          4,258
                                                                        -----------
                                                                            231,757
                                                                        -----------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
SWITZERLAND  2.2%
ABB, AG.....................................................      10    $    11,720
Credit Suisse Group.........................................     200         31,302
Holderbank Financiere Glarus, AG............................      10         11,837
Nestle, SA..................................................      30         65,298
Novartis, AG................................................      50         98,275
Roche Holdings Bearer, AG...................................       1         18,108
Roche Holdings Genusscheine, AG.............................       5         61,003
SCHW Ruckversicher..........................................      10         26,068
SGS Holdings................................................       5          4,896
Sulzer, AG..................................................      10          6,086
Swatch Group, AG............................................      10          6,188
Swisscom, AG (a)............................................      50         20,929
UBS, AG (a).................................................     157         48,230
Zurich Allied, AG...........................................      40         29,613
                                                                        -----------
                                                                            439,553
                                                                        -----------
UNITED KINGDOM  9.8%
Abbey National..............................................   1,586         33,754
Albert Fisher Group.........................................     809             76
Alldays.....................................................      29             84
Allders.....................................................      38             81
Allied Zurich...............................................   2,359         35,450
AMEC........................................................     113            333
Anglian Water...............................................     587          8,151
Arjo Wiggins Apple..........................................   1,642          3,083
Associated British Ports Holdings...........................   2,175         10,118
Barclays....................................................   1,432         31,048
Barratt Developments........................................     277          1,063
Bass........................................................   1,231         17,814
BBA Group...................................................      19            118
Beazer Group................................................     936          2,379
Berisford...................................................     502          1,501
Berkeley Group..............................................     204          1,496
BG, Class B.................................................   3,272         21,038
BICC Group..................................................     115            134
Blue Circle Industries......................................   4,647         24,320
BOC Group...................................................   1,073         15,385
Boots Co. ..................................................   1,211         20,703
British Petroleum...........................................   6,538         97,326

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
BPB.........................................................   1,000    $     3,655
British Aerospace...........................................   2,325         19,816
British Airways.............................................   2,423         16,666
British American Tobacco....................................   2,262         19,918
British Land Co. ...........................................   3,380         25,045
British Sky Broadcast.......................................   2,313         17,523
British Telecommunications..................................   6,745        102,088
BTR.........................................................   8,796         18,048
Burford Holdings............................................   7,220         11,755
Burmah Castrol..............................................     617          8,816
Cable & Wireless............................................   1,570         19,198
Capital Corp. ..............................................      74             77
Capital Shop Centers........................................   4,810         26,771
Caradon.....................................................   1,305          2,233
Carpetright.................................................     351          1,312
Centrica....................................................   5,897         12,100
Cobham Plc..................................................     431          4,991
Commercial Union............................................   1,339         21,112
Delta.......................................................      64            118
Diageo......................................................   4,693         52,045
Dialog Corp. ...............................................      70             63
Emap........................................................     122          2,331
EMI Group...................................................   2,482         16,618
Enterprise Oil..............................................     752          3,686
FirstGroup..................................................     726          4,795
FKI.........................................................     635          1,414
General Electric............................................   4,321         39,125
Glaxo Wellcome..............................................   3,487        120,038
Granada Group...............................................     834         14,618
Grantchester Holdings.......................................  10,130         23,562
Great Universal Stores......................................   1,465         15,456
Greycoat....................................................       6             16
Hammerson Plc...............................................   2,680         15,228
Hanson......................................................   1,888         15,025
House Of Fraser.............................................     218            192
HSBC Holdings...............................................   1,991         50,445
Hyder.......................................................   1,080         13,637
IMI.........................................................     699          2,741

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Imperial Chemical Industries................................   1,148    $     9,946
Jarvis......................................................     437          4,850
JBA Holdings................................................       3              9
Johnson Matthey.............................................     837          5,646
Kingfisher..................................................   2,476         26,821
Ladbroke Group..............................................   1,686          6,779
Laird Group.................................................      49            133
Land Securities.............................................   1,339         17,130
Lasmo.......................................................   1,975          3,281
Lex Service.................................................     783          5,008
LIMIT.......................................................   1,752          4,774
Lloyds TSB Group............................................   7,083        100,849
London Clubs International..................................     616          1,678
London Forfaiting...........................................     113            216
Lonrho......................................................     516          2,812
Low & Bonar.................................................      10             26
LucasVarity.................................................   2,162          7,220
Marks & Spencer.............................................   3,395         23,352
Marley......................................................   1,144          2,319
Mayflower Corp. ............................................       3              6
Meggitt.....................................................      14             29
MEPC........................................................   1,252          8,320
Mirror Group................................................     657          1,640
Misys.......................................................   1,050          7,711
National Power..............................................   1,249         10,770
Next........................................................     456          3,735
NFC.........................................................   1,159          2,291
Ocean Group.................................................      13            163
P & O Finance...............................................   1,456         17,223
Parity......................................................     272          2,598
Pennon Group................................................     440          8,509
Pilkington..................................................   3,266          3,256
Powerscreen International...................................      31             58
Prudential Corp. ...........................................   3,664         55,893
Racal Electronics...........................................     315          1,821
Railtrack Group.............................................     635         16,563
Rank Group..................................................     805          3,077
Reed International..........................................   1,804         14,326

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Rentokil Initial............................................   3,235    $    24,455
Reuters Group...............................................   2,255         23,790
Rexam.......................................................      35             97
Rio Tinto...................................................   1,704         19,817
RMC Group...................................................   1,061         14,507
Rolls Royce.................................................   1,073          4,457
Royal Bank Scotland Group...................................   1,122         18,343
Royal Sun Alliance..........................................   2,122         17,275
Rugby Group.................................................     388            599
Safeway.....................................................   1,339          6,718
Sainsbury J Finance.........................................   2,019         16,336
Schlumberger, Ltd. - US$....................................     300         13,837
Scotia Holdings.............................................      90             96
Scottish & Southern Energy..................................     651          7,338
Scottish Power..............................................   1,360         14,009
Sears.......................................................     888          3,806
Sedgwick Group..............................................      58            215
Skillsgroup.................................................      45            137
Smithkline Beecham..........................................   5,383         74,604
Smiths Industries...........................................     160          2,294
Stagecoach Holdings.........................................   1,292          5,173
Tesco.......................................................   7,124         20,713
Thames Water................................................     756         14,570
Torotrak....................................................      15             22
Unilever....................................................   4,144         46,610
Vickers Group...............................................      42            125
Vodafone Group..............................................   4,347         70,632
Wates C Of L Properties.....................................  11,540         13,613
Wickes......................................................      17             71
William Baird...............................................     669          1,134
WPP Group...................................................     860          5,215
Yorkshire Water.............................................     545          4,980
Zeneca Group................................................   1,089         47,439
                                                                        -----------
                                                                          1,921,597
                                                                        -----------
UNITED STATES  26.8%
3Com Corp. (a)..............................................     200          8,962
Abbott Laboratories, Inc. ..................................     800         39,200
AES Corp. ..................................................     100          4,738

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Aetna, Inc. ................................................     100    $     7,863
Air Products & Chemicals, Inc. .............................     200          8,000
AirTouch Communications, Inc. (a)...........................     300         21,637
Albertsons, Inc. ...........................................     100          6,369
AlliedSignal, Inc. .........................................     300         13,294
Allstate Corp. .............................................     400         15,450
ALLTEL Corp. ...............................................     100          5,981
Aluminum Co. of America.....................................     200         14,912
Amerada Hess Corp. .........................................     100          4,975
American Electric Power, Inc. ..............................     100          4,706
American Express Co. .......................................     300         30,675
American General Corp. .....................................     200         15,600
American Home Products Corp. ...............................     700         39,419
American International Group, Inc. (b)......................     500         48,312
American Stores Co. ........................................     100          3,694
Ameritech Corp. ............................................     600         38,025
Amgen, Inc. (a).............................................     200         20,912
Amoco Corp. ................................................     500         29,500
AMP, Inc. ..................................................     200         10,412
AMR Corp. ..................................................     100          5,938
Anheuser-Busch Cos., Inc. ..................................     300         19,687
Aon Corp. ..................................................     100          5,538
Applied Materials, Inc. ....................................     200          8,538
Archer-Daniels-Midland Co. .................................     300          5,156
Ascend Communications, Inc. (a).............................     100          6,575
Associates First Capital Corp., Class A.....................     400         16,950
AT&T Corp. (b)..............................................     900         67,725
Atlantic Richfield Co. .....................................     200         13,050
Automatic Data Processing, Inc. ............................     200         16,037
Avery Dennison Corp. .......................................     100          4,506
Avon Products, Inc. ........................................     200          8,850
Baker Hughes, Inc. .........................................     200          3,538
Bank of New York Co., Inc. .................................     300         12,075
Bank One Corp. .............................................     600         30,637
BankAmerica Corp. (b).......................................     800         48,100
BankBoston Corp. ...........................................     200          7,788
Bankers Trust New York Corp. ...............................     100          8,544
Baxter International, Inc. .................................     200         12,862

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
BB&T Corp. .................................................     200    $     8,063
Becton, Dickinson & Co. ....................................     200          8,538
Bell Atlantic Corp. ........................................     800         42,400
BellSouth Corp. (b).........................................   1,000         49,875
Berkshire Hathaway, Inc., Class B (a).......................      11         24,675
Bestfoods...................................................     200         10,650
Black & Decker Corp. .......................................     100          5,606
BMC Software, Inc. .........................................     100          4,456
Boeing Co. .................................................     500         16,312
Boston Scientific Corp. (a).................................     200          5,363
Bristol-Myers Squibb Co. (b)................................     500         66,906
Browning Ferris Industries, Inc. ...........................     100          2,844
Burlington Northern Santa Fe Corp. .........................     200          6,750
Burlington Resources, Inc. .................................     100          3,581
Campbell Soup Co. ..........................................     200         11,000
Capital One Financial Corp. ................................     100         11,500
Cardinal Health, Inc. ......................................     100          7,588
Carolina Power & Light Co. .................................     100          4,706
Case Corp. .................................................     300          6,544
Caterpillar, Inc. ..........................................     200          9,200
CBS Corp. ..................................................     400         13,100
Cendant Corp. (a)...........................................     500          9,531
Central & South West Corp. .................................     100          2,744
Charles Schwab Corp. .......................................     300         16,856
Chase Manhattan Corp. ......................................     500         34,031
Chevron Corp. ..............................................     400         33,175
Chubb Corp. ................................................     100          6,488
CIGNA Corp. ................................................     100          7,731
Cincinnati Financial Corp. .................................     100          3,663
Cinergy Corp. ..............................................     100          3,438
Cisco Systems, Inc. (a) (b).................................     800         74,250
Citigroup, Inc. (b).........................................   1,100         54,450
Clear Channel Communications, Inc. (a)......................     100          5,450
Clorox Co. .................................................     100         11,681
Coastal Corp. ..............................................     200          6,988
Coca-Cola Co. (b)...........................................   1,200         80,250
Coca-Cola Enterprises, Inc. ................................     200          7,150
Colgate - Palmolive Co. ....................................     200         18,575

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Columbia/HCA Healthcare Corp. ..............................     400    $     9,900
Comcast Corp., Class A......................................     200         11,737
Comerica, Inc. .............................................     100          6,819
Compaq Computer Corp. ......................................     900         37,744
Computer Associates International, Inc. ....................     300         12,787
Computer Sciences Corp. (a).................................     100          6,444
ConAgra, Inc. ..............................................     200          6,300
Conseco, Inc. ..............................................     100          3,056
Consolidated Edison, Inc. ..................................     100          5,288
Cooper Industries, Inc. ....................................     100          4,769
Corning, Inc. ..............................................     100          4,500
Costco Cos., Inc. (a).......................................     100          7,219
Countrywide Credit Industries, Inc. ........................     100          5,019
CSX Corp. ..................................................     100          4,150
CVS Corp. ..................................................     200         11,000
DaimlerChrysler, AG Stuttgart...............................     249         23,920
Dana Corp. .................................................     100          4,088
Dayton Hudson Corp. ........................................     300         16,275
Deere & Co. ................................................     100          3,313
Dell Computer Corp. (a) (b).................................     700         51,231
Delta Air Lines, Inc. ......................................     200         10,400
Dominion Resources, Inc. ...................................     100          4,675
Dover Corp. ................................................     100          3,663
Dow Chemical Co. ...........................................     200         18,187
DTE Energy Co. .............................................     100          4,288
Duke Power Co. .............................................     200         12,812
Dun & Bradstreet Corp. .....................................     100          3,156
E. I. Du Pont de Nemours & Co. .............................     600         31,837
Eastman Kodak Co. ..........................................     200         14,400
Edison International........................................     200          5,575
Electronic Data Systems Corp. ..............................     300         15,075
Eli Lilly & Co. (b).........................................     500         44,437
EMC Corp. (a)...............................................     300         25,500
Emerson Electric Co. .......................................     200         12,100
Enron Corp. ................................................     200         11,412
Entergy Corp. ..............................................     100          3,113
Equifax, Inc. ..............................................     100          3,419
Exxon Corp. (b).............................................   1,200         87,750

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
FDX Corp. (a)...............................................     100    $     8,900
Federal Home Loan Mortgage Corp. ...........................     300         19,331
Federal National Mortgage Assn. (b).........................     600         44,400
Federated Department Stores, Inc. (a).......................     100          4,356
Fifth Third Bancorp.........................................     200         14,262
First Data Corp. ...........................................     200          6,338
First Union Corp. ..........................................     500         30,406
FirstEnergy Corp. ..........................................     100          3,256
Fleet Financial Group, Inc. ................................     300         13,406
Ford Motor Co. (b)..........................................     700         41,081
Fort James Corp. ...........................................     100          4,000
Fortune Brands, Inc. .......................................     100          3,163
FPL Group, Inc. ............................................     100          6,163
Franklin Resources, Inc. ...................................     100          3,200
Fred Meyer, Inc. ...........................................     100          6,025
Frontier Corp. .............................................     100          3,400
Gannett, Inc. ..............................................     200         12,900
Gap, Inc. ..................................................     300         16,875
Gateway 2000, Inc. (a)......................................     100          5,119
General Dynamics Corp. .....................................     100          5,863
General Electric Co. (b)....................................   1,700        173,506
General Mills, Inc. ........................................     100          7,775
General Motors Corp. .......................................     400         28,625
Georgia-Pacific Corp. ......................................     100          5,856
Gillette Co. ...............................................     600         28,987
Golden West Financial Corp. ................................     100          9,169
Goodyear Tire & Rubber Co. .................................     200         10,087
GPU, Inc. ..................................................     100          4,419
GTE Corp. ..................................................     500         32,500
Guidant Corp. ..............................................     100         11,025
H. J. Heinz & Co. ..........................................     200         11,325
Halliburton Co. ............................................     200          5,925
Hartford Financial Services Group, Inc. ....................     100          5,488
HBO & Co. ..................................................     200          5,738
HEALTHSOUTH Corp. (a).......................................     300          4,631
Hershey Foods Corp. ........................................     100          6,219
Hewlett-Packard Co. ........................................     600         40,987
Hilton Hotels Corp. ........................................     100          1,913

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Home Depot, Inc. (b)........................................     800    $    48,950
Honeywell, Inc. ............................................     100          7,531
Household International, Inc. ..............................     200          7,925
Houston Industries, Inc. ...................................     100          3,213
Huntington Bancshares, Inc. ................................     100          3,006
Illinois Tool Works, Inc. ..................................     200         11,600
IMS Health, Inc. ...........................................     100          7,544
Ingersoll-Rand Co. .........................................     100          4,694
Intel Corp. (b).............................................     800         94,850
International Business Machines Corp. (b)...................     400         73,900
International Paper Co. ....................................     200          8,963
Interpublic Group of Cos., Inc. ............................     100          7,975
ITT Industries, Inc. .......................................     100          3,975
J.C. Penney, Inc. ..........................................     200          9,375
Jefferson-Pilot Corp. ......................................     100          7,500
Johnson & Johnson, Inc. (b).................................     600         50,325
JP Morgan & Co., Inc. ......................................     100         10,506
Kellogg Co. ................................................     200          6,825
Keycorp.....................................................     200          6,400
Kimberly-Clark Corp. .......................................     300         16,350
Kmart Corp. (a).............................................     300          4,594
Kohl's Corp. (a)............................................     100          6,144
Kroger Co. (a)..............................................     200         12,100
Latin American Discovery Fund, Inc. (c) ....................  12,800         79,200
Lehman Brothers Holdings, Inc. .............................     100          4,406
Limited, Inc. ..............................................     100          2,913
Lincoln National Corp. .....................................     100          8,181
Lockheed Martin Corp. ......................................     100          8,475
Loews Corp. ................................................     100          9,825
Lowe's Cos., Inc. ..........................................     200         10,237
Lucent Technologies, Inc. (b)...............................     600         66,000
Marriott International, Inc., Class A.......................     100          2,900
Marsh & McLennan Cos., Inc..................................     100          5,844
Masco Corp. ................................................     200          5,750
Mattel, Inc. ...............................................     100          2,281
May Department Stores Co. ..................................     200         12,075
Maytag Corp. ...............................................     100          6,225
MBIA, Inc. .................................................     100          6,556

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
MBNA Corp. .................................................     400    $     9,975
McDonald's Corp. ...........................................     400         30,650
McGraw-Hill, Inc. ..........................................     100         10,187
MCI Worldcom, Inc. (a) (b)..................................     900         64,575
MediaOne Group, Inc. .......................................     300         14,100
Medtronic, Inc. ............................................     300         22,275
Mellon Bank Corp. ..........................................     200         13,750
Mercantile Bancorporation, Inc. ............................     100          4,613
Merck & Co., Inc. (b).......................................     600         88,612
Merrill Lynch & Co., Inc. ..................................     200         13,350
MGIC Investment Corp. ......................................     100          3,981
Micron Technology, Inc. (a).................................     100          5,056
Microsoft Corp. (a) (b).....................................   1,300        180,294
Minnesota Mining & Manufacturing Co. .......................     300         21,337
Mobil Corp. ................................................     400         34,850
Monsanto Co. ...............................................     300         14,250
Morgan Stanley Asia Pacific Fund, Inc. (c)..................   6,200         43,400
Motorola, Inc. .............................................     400         24,425
National City Corp. ........................................     200         14,500
New York Times Co., Class A.................................     100          3,469
Newell Co. .................................................     100          4,125
Nextel Communications, Inc. (a).............................     200          4,725
Nike, Inc., Class B.........................................     200          8,113
Norfolk Southern Corp. .....................................     200          6,338
Northern Trust Corp. .......................................     100          8,731
Novell, Inc. (a)............................................     200          3,625
Occidental Petroleum Corp. .................................     200          3,375
Omnicom Group, Inc. ........................................     100          5,800
Oracle Corp. (a)............................................     500         21,562
Owens Illinois, Inc. (a)....................................     100          3,063
PacifiCorp..................................................     100          2,106
Paychex, Inc. ..............................................     100          5,144
PECO Energy Co. ............................................     100          4,163
PepsiCo, Inc. ..............................................     800         32,750
Pfizer, Inc. (b)............................................     600         75,262
PG&E Corp. .................................................     200          6,300
Pharmacia & Upjohn, Inc. ...................................     300         16,987
Philip Morris Cos., Inc. (b)................................   1,200         64,200

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Phillips Petroleum Co. .....................................     200    $     8,525
Pioneer Hi-Bred International, Inc. ........................     100          2,700
Pitney Bowes, Inc. .........................................     200         13,212
PNC Bank Corp. .............................................     200         10,825
PPG Industries, Inc. .......................................     200         11,650
Praxair, Inc. ..............................................     100          3,525
Procter & Gamble Co. (b) ...................................     600         54,787
Progressive Corp. ..........................................     100         16,937
Providian Financial Corp. ..................................     150         11,250
Public Service Enterprise Group.............................     100          4,000
Quaker Oats Co. ............................................     100          5,950
Ralston Purina Group........................................     200          6,475
Raytheon Co., Class B.......................................     200         10,650
Regions Financial Corp. ....................................     100          4,031
Republic New York Corp. ....................................     100          4,556
Rite Aid Corp. .............................................     100          4,956
RJR Nabisco Holdings Corp. .................................     100          2,969
Rockwell International Corp. ...............................     100          4,856
Rohm & Haas Co. ............................................     200          6,025
Royal Dutch Petroleum Co. - ADR (Netherlands) (b)...........   1,100         52,662
Rubbermaid, Inc. ...........................................     100          3,144
SAFECO Corp. ...............................................     100          4,294
Sara Lee Corp. .............................................     600         16,912
SBC Communications, Inc. (b) ...............................   1,000         53,625
Schering-Plough Corp. ......................................     700         38,675
Seagate Technology, Inc. (a)................................     100          3,025
Sears, Roebuck & Co. .......................................     200          8,500
Sempra Energy...............................................     100          2,538
Service Corp. International.................................     100          3,806
Sherwin-Williams Co. .......................................     100          2,938
SLM Holding Corp. ..........................................     100          4,800
Southern Co. ...............................................     400         11,625
Southwest Airlines Co. .....................................     100          2,244
Sprint Corp. ...............................................     300         25,237
Sprint Corp. (PCS Group) ...................................     150          3,469
St. Paul Cos., Inc. ........................................     200          6,950
Staples, Inc. ..............................................     200          8,738
State Street Corp. .........................................     100          6,956

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Summit Bancorp..............................................     100    $     4,369
Sun Microsystems, Inc. (a)..................................     200         17,125
SunAmerica, Inc. ...........................................     200         16,225
SunTrust Banks, Inc. .......................................     100          7,650
Synovus Financial Corp. ....................................     100          2,438
SYSCO Corp. ................................................     200          5,488
Tele-Communications, Inc., Class A (a)......................     300         16,594
Tellabs, Inc. (a)...........................................     200         13,712
Tenet Healthcare Corp. (a)..................................     200          5,250
Texaco, Inc. ...............................................     300         15,862
Texas Instruments, Inc. ....................................     200         17,112
Texas Utilities Co. ........................................     100          4,669
Textron, Inc. ..............................................     100          7,594
Time Warner, Inc. ..........................................     600         37,237
Times Mirror Co., Class A...................................     100          5,600
TJX Cos., Inc. .............................................     200          5,800
Torchmark, Inc. ............................................     100          3,531
Transamerica Corp. .........................................     100         11,550
Tribune Co. ................................................     100          6,600
Tricon Global Restaurants, Inc. (a).........................     100          5,013
TRW, Inc. ..................................................     100          5,619
Tyco International Ltd. ....................................     400         30,175
Unicom Corp. ...............................................     100          3,856
Union Carbide Corp. ........................................     100          4,250
Union Pacific Corp. ........................................     100          4,506
Union Planters Corp. - Rights...............................     100          4,531
Unisys Corp. (a)............................................     100          3,444
United HealthCare Corp. ....................................     100          4,306
United Technologies Corp. ..................................     200         21,750
Unocal Corp. ...............................................     200          5,838
UNUM Corp. .................................................     100          5,838
US Airways Group, Inc. (a)..................................     100          5,200
US Bancorp..................................................     400         14,200
US West, Inc. ..............................................     300         19,387
UST, Inc. ..................................................     100          3,488
USX - Marathon Group........................................     200          6,025
Viacom, Inc., Class B (a)...................................     200         14,800
Wachovia Corp. .............................................     100          8,744

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                             Market
Description                                                   Shares          Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Waddell & Reed Financial, Inc., Class A (a).................       5    $       118
Waddell & Reed Financial, Inc., Class B.....................      24            558
Wal-Mart Stores, Inc. (b) ..................................   1,100         89,581
Walgreen Co. ...............................................     300         17,569
Walt Disney Co. ............................................   1,100         33,000
Warner-Lambert Co. .........................................     500         37,594
Washington Mutual, Inc. ....................................     300         11,456
Waste Management, Inc. .....................................     300         13,987
Wells Fargo & Co. (a).......................................     800         31,950
Weyerhaeuser Co. ...........................................     200         10,162
Williams Cos., Inc. ........................................     200          6,238
Winn-Dixie Stores, Inc. ....................................     100          4,488
Wm Wrigley Jr. Co. .........................................     100          8,956
Xerox Corp. ................................................     200         23,600
                                                                        -----------
                                                                          5,236,596
                                                                        -----------
  TOTAL COMMON AND PREFERRED STOCKS AND EQUIVALENTS  67.5%..........     13,194,156
                                                                        -----------
GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  10.5%
New Zealand Bonds - NZ$ (200,000 par, 8.000% coupon, 04/15/04
  maturity).........................................................        117,668
U.S. Treasury Bonds - US$ (250,000 par, 12.000% coupon, 05/15/05
  maturity) (b).....................................................        347,814
U.S. Treasury Bonds - US$ (100,000 par, 8.125% coupon, 08/15/19
  maturity) (b).....................................................        133,547
U.S. Treasury Bonds - US$ (700,000 par, 6.250% coupon, 08/15/23
  maturity) (b).....................................................        782,362
U.S. Treasury Notes - US$ (350,000 par, 6.250% coupon, 10/31/01
  maturity) (b).....................................................        364,654
U.S. Treasury Notes - US$ (100,000 par, 7.250% coupon, 05/15/04
  maturity) (b).....................................................        112,078
U.S. Treasury Notes - US$ (210,000 par, 3.625% coupon, 01/15/08
  maturity) (b).....................................................        205,997
                                                                        -----------
  TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS................      2,064,120
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  78.0%
  (Cost $13,143,808)................................................     15,258,276
                                                                        -----------
SHORT-TERM INVESTMENTS  25.0%
COMMERCIAL PAPER  1.3%
Motorola, Inc. - US$ (250,000 par, 5.300% coupon, 01/26/99 maturity)
  (b)...............................................................        249,089
                                                                        -----------
REPURCHASE AGREEMENT  7.4%
State Street Bank & Trust Co. - US$ (1,441,000 par collateralized by
  U.S. Government Obligations in a pooled cash account, dated
  12/31/98, to be sold on 01/04/99 at $1,441,640) (b)...............      1,441,000
                                                                        -----------
GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  16.3%
Japan Treasury Bill - JPY (40,000,000 par, .061% yield, 02/22/99
  maturity).........................................................        353,794
Canada Government - CA$ (300,000 par, 4.695% yield, 01/11/99
maturity) (b).......................................................        299,576
Federal Farm Credit Bank Discount Note - US$ (250,000 par, 4.322%
yield, 01/08/99 maturity) (b).......................................        249,763

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                                                                     Market
Description                                                           Value
---------------------------------------------------------------------------
GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
Federal Home Loan Bank Consolidated Discount Note - US$
(300,000 par, 4.919% yield, 01/20/99 maturity)..............    $   299,193
Federal Home Loan Mortgage Discount Note - US$ (250,000 par,
4.720% yield, 01/22/99 maturity) (b)........................        249,290
Federal National Mortgage Association Discount Note - US$
(350,000 par, 4.527% yield, 01/08/99 maturity)..............        349,653
Federal National Mortgage Association Discount Note - US$
(400,000 par, 4.756% yield, 01/26/99 maturity) (b)..........        398,647
U.S. Treasury Bills - US$ (1,000,000 par, 3.451% yield,
01/07/99 maturity) (b)......................................        999,338
                                                                -----------
  TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS 16.3%..      3,199,254
                                                                -----------
TOTAL SHORT-TERM INVESTMENTS  25.0%
  (Cost $4,870,107).........................................      4,889,343
                                                                -----------
TOTAL INVESTMENTS  103.0%
  (Cost $18,013,915)........................................     20,147,619
FOREIGN CURRENCY  0.2% (VARIOUS DENOMINATIONS)
  (Cost $33,506)............................................         33,427
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.2%)...............       (620,607)
                                                                -----------
NET ASSETS  100.0%..........................................    $19,560,439
                                                                ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions and forward commitments.

(c) Related party security. See Notes to Financial Statements.

(d) European assets as of December 31, 1998 were valued based on country-specific currencies. On January 1, 1999, the currencies of countries participating in the European economic and monetary union converted to the euro.
ADR - American Depository Receipt

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $18,013,915)........................  $20,147,619
Foreign Currency (Cost $33,506).............................       33,427
Cash........................................................          632
Deposit on Variation Margin.................................       69,393
Receivables:
  Fund Shares Sold..........................................    1,472,104
  Variation Margin on Futures...............................      108,140
  Interest..................................................       31,738
  Dividends.................................................       22,975
  Investments Sold..........................................        3,051
Forward Commitments and Foreign Currency Contracts..........       86,016
Unamortized Organizational Costs............................        1,040
Other.......................................................        2,655
                                                              -----------
      Total Assets..........................................   21,978,790
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................    2,199,760
  Distributor and Affiliates................................       44,844
  Investments Purchased.....................................       29,830
  Investment Advisory Fee...................................       16,774
Accrued Expenses............................................       95,737
Trustees' Deferred Compensation and Retirement Plans........       31,406
                                                              -----------
      Total Liabilities.....................................    2,418,351
                                                              -----------
NET ASSETS..................................................  $19,560,439
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $17,041,996
Net Unrealized Appreciation.................................    2,216,687
Accumulated Net Realized Gain...............................      324,917
Accumulated Net Investment Loss.............................      (23,161)
                                                              -----------
NET ASSETS..................................................  $19,560,439
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $8,483,190 and 820,473 shares of
    beneficial interest issued and outstanding).............  $     10.34
    Maximum sales charge (4.75%* of offering price).........          .52
                                                              -----------
    Maximum offering price to public........................  $     10.86
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,629,470 and 959,264 shares of
    beneficial interest issued and outstanding).............  $     10.04
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,447,779 and 143,961 shares of
    beneficial interest issued and outstanding).............  $     10.06
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $  457,179
Dividends (Net of foreign withholding taxes of $19,297).....     332,951
                                                              ----------
    Total Income............................................     790,130
                                                              ----------
EXPENSES:
Custody.....................................................     300,620
Investment Advisory Fee.....................................     226,999
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $27,721, $99,562 and $16,491,
  respectively).............................................     143,774
Shareholder Services........................................     142,503
Reports to Shareholders.....................................      72,412
Registration and Filing Fees................................      42,700
Audit.......................................................      29,524
Trustees' Fees and Expenses.................................      12,441
Amortization of Organizational Costs........................       3,289
Other.......................................................      46,420
                                                              ----------
    Total Expenses..........................................   1,020,682
                                                              ----------
NET INVESTMENT LOSS.........................................  $ (230,552)
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $2,308,819
  Futures...................................................     442,145
  Forward Commitments.......................................     291,512
  Foreign Currency Transactions.............................     176,099
                                                              ----------
Net Realized Gain...........................................   3,218,575
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,108,124
                                                              ----------
  End of the Period:
    Investments.............................................   2,133,704
    Futures.................................................     (14,007)
    Forward Commitments.....................................      67,630
    Forward Currency Contracts..............................      28,841
    Foreign Currency Translation............................         519
                                                              ----------
                                                               2,216,687
                                                              ----------
Net Unrealized Appreciation During the Period...............     108,563
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $3,327,138
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,096,586
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                          Year Ended          Year Ended
                                                       December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................................    $  (230,552)        $  (247,078)
Net Realized Gain.....................................      3,218,575           2,539,774
Net Unrealized Appreciation/Depreciation During the
  Period..............................................        108,563            (471,761)
                                                          -----------         -----------
Change in Net Assets from Operations..................      3,096,586           1,820,935
                                                          -----------         -----------
Distributions in Excess of Net Investment Income*.....        (76,480)                -0-
Distributions from Net Realized Gain*.................     (2,388,475)         (2,665,787)
                                                          -----------         -----------
Total Distributions...................................     (2,464,955)         (2,665,787)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...        631,631            (844,852)
                                                          -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................      6,233,096           6,116,272
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................      2,280,988           2,487,060
Cost of Shares Repurchased............................    (12,579,170)         (4,866,248)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     (4,065,086)          3,737,084
                                                          -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.................     (3,433,455)          2,892,232
NET ASSETS:
Beginning of the Period...............................     22,993,894          20,101,662
                                                          -----------         -----------
End of the Period (Including accumulated net
  investment loss of $23,161 and $229,219,
  respectively).......................................    $19,560,439         $22,993,894
                                                          ===========         ===========

                                        Year Ended          Year Ended
*Distributions by Class              December 31, 1998   December 31, 1997
--------------------------------------------------------------------------
Distributions in Excess of
  Net Investment Income:
  Class A Shares....................    $   (76,480)        $       -0-
  Class B Shares....................            -0-                 -0-
  Class C Shares....................            -0-                 -0-
                                        -----------         -----------
                                        $   (76,480)        $       -0-
                                        ===========         ===========
Distributions from Net Realized
  Gain:
  Class A Shares....................    $(1,080,329)        $(1,273,008)
  Class B Shares....................     (1,144,103)         (1,192,389)
  Class C Shares....................       (164,043)           (200,390)
                                        -----------         -----------
                                        $(2,388,475)        $(2,665,787)
                                        ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          May 16, 1994
                                                                          (Commencement
                                       Year Ended December 31,            of Investment
                                -------------------------------------    Operations) to
        Class A Shares          1998(b)    1997     1996(b)    1995     December 31, 1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................  $10.162   $10.530   $ 10.15   $  9.19        $  9.44
                                -------   -------   -------   -------        -------
Net Investment Income/Loss....    (.066)    (.088)      -0-       .08            .10
Net Realized and Unrealized
  Gain/Loss...................    1.643     1.014     1.242    1.1375         (.2475)
                                -------   -------   -------   -------        -------
Total from Investment
  Operations..................    1.577      .926     1.242    1.2175         (.1475)
                                -------   -------   -------   -------        -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................     .072       -0-       -0-     .0775           .075
  Distributions from and in
    Excess of Net Realized
    Gain......................    1.328     1.294      .862       .18          .0275
                                -------   -------   -------   -------        -------
Total Distributions...........    1.400     1.294      .862     .2575          .1025
                                -------   -------   -------   -------        -------
Net Asset Value, End of the
  Period......................  $10.339   $10.162   $10.530   $ 10.15        $  9.19
                                =======   =======   =======   =======        =======
Total Return* (a).............   15.84%     8.94%    12.44%    13.30%         (1.57%)**
Net Assets at End of the
  Period (In millions)........  $   8.5   $  11.2   $   8.5   $  15.5        $  11.5
Ratio of Expenses to Average
  Net Assets*.................    4.11%     3.66%     2.87%     2.79%          2.75%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*.....................    (.60%)    (.67%)     .00%      .81%          1.54%
Portfolio Turnover............     222%      231%       91%      135%            50%**
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................      N/A       N/A     3.17%     3.68%          2.76%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets......................      N/A       N/A     (.30%)    (.07%)         1.53%

 ** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A -- Not Applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          May 16, 1994
                                                                          (Commencement
                                       Year Ended December 31,            of Investment
                                -------------------------------------    Operations) to
        Class B Shares          1998(b)    1997     1996(b)    1995     December 31, 1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................  $ 9.911   $10.379   $ 10.10   $  9.17        $  9.44
                                -------   -------   -------   -------        -------
Net Investment Income/Loss....    (.151)    (.146)    (.106)     (.01)           .01
Net Realized and Unrealized
  Gain/Loss...................    1.606      .972     1.247    1.1375         (.2065)
                                -------   -------   -------   -------        -------
Total from Investment
  Operations..................    1.455      .826     1.141    1.1275         (.1965)
                                -------   -------   -------   -------        -------
Less:
Distributions from and in
  Excess of Net Investment
  Income......................      -0-       -0-       -0-     .0175           .046
  Distributions from and in
    Excess of Net Realized
    Gain......................    1.328     1.294      .862       .18          .0275
                                -------   -------   -------   -------        -------
Total Distributions...........    1.328     1.294      .862     .1975          .0735
                                -------   -------   -------   -------        -------
Net Asset Value, End of the
  Period......................  $10.038   $ 9.911   $10.379   $ 10.10        $  9.17
                                =======   =======   =======   =======        =======
Total Return* (a).............   14.96%     8.10%    11.51%    12.31%         (2.09%)**
Net Assets at End of the
  Period
  (In millions)...............  $   9.6   $  10.0   $   9.9   $   8.1        $   7.4
Ratio of Expenses to Average
  Net Assets*.................    4.89%     4.42%     3.76%     3.73%          3.92%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*.....................   (1.42%)   (1.45%)   (1.01%)    (.09%)          .13%
Portfolio Turnover............     222%      231%       91%      135%          50%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................      N/A       N/A     4.06%     4.61%          3.93%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets......................      N/A       N/A    (1.30%)    (.97%)          .12%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A -- Not Applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          May 16, 1994
                                                                          (Commencement
                                       Year Ended December 31,            of Investment
                                -------------------------------------    Operations) to
        Class C Shares          1998(b)    1997     1996(b)    1995     December 31, 1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................  $ 9.927   $10.395   $ 10.12   $  9.20        $  9.44
                                -------   -------   -------   -------        -------
Net Investment Income/Loss....    (.147)    (.139)    (.104)     (.02)           .05
Net Realized and Unrealized
  Gain/Loss...................    1.605      .965     1.241    1.1375         (.2165)
                                -------   -------   -------   -------        -------
Total from Investment
  Operations..................    1.458      .826     1.137    1.1175         (.1665)
                                -------   -------   -------   -------        -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................      -0-       -0-       -0-     .0175           .046
  Distributions from and in
    Excess of Net Realized
    Gain......................    1.328     1.294      .862       .18          .0275
                                -------   -------   -------   -------        -------
Total Distributions...........    1.328     1.294      .862     .1975          .0735
                                -------   -------   -------   -------        -------
Net Asset Value, End of the
  Period......................  $10.057   $ 9.927   $10.395   $ 10.12        $  9.20
                                =======   =======   =======   =======        =======
Total Return* (a).............   14.93%     8.09%    11.49%    12.16%         (1.77%)**
Net Assets at End of the
  Period (In millions)........  $   1.4   $   1.7   $   1.7   $   1.9        $   1.3
Ratio of Expenses to Average
  Net Assets*.................    4.91%     4.46%     3.78%     3.79%          3.36%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*.....................   (1.38%)   (1.50%)    (.99%)    (.18%)          .80%
Portfolio Turnover............     222%      231%       91%      135%            50%**
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................      N/A       N/A     4.07%     4.67%          3.38%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets......................      N/A       N/A    (1.28%)   (1.06%)          .78%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A -- Not Applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Global Managed Assets Fund (the "Fund") is organized as a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic equity and debt securities. The Fund commenced investment operations on May 16, 1994, with three classes of beneficial interest, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. The Fund's security valuation methodology, for unlisted securities and listed securities for which the last sale price is not available, was changed in 1998 from bid side pricing to the mean of the bid and asked prices. The impact of this change, which was not material, is included as a component of the change in unrealized appreciation/depreciation for the year ended December 31, 1998. Fixed income securities are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase

                               December 31, 1998
--------------------------------------------------------------------------------

agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FOREIGN CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs are being amortized on a straight line basis over the 60-month period ending May 15, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

                               December 31, 1998
--------------------------------------------------------------------------------

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At December 31, 1998, for federal income tax purposes cost of long- and short-term investments, including foreign currencies, is $18,173,307, the aggregate gross unrealized appreciation is $2,714,081 and the aggregate gross unrealized depreciation is $706,342, resulting in net unrealized appreciation on long- and short-term investments, including foreign currencies of $2,007,739.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the timing of gain/loss recognition on wash sales, straddle losses and unsettled forward contracts and the mark to market of passive foreign investment companies and open forward currency contracts at December 31, 1998.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities, if any. Net investment income for federal income tax purposes includes gains and losses realized on certain transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. As a result, permanent differences of $513,090 related to net realized foreign currency gains have been reclassified from accumulated net realized gain to accumulated net investment loss.

    For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1998. The Fund designated and paid $1,481,637 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999 representing their proportionate share of the capital gain distribution to be reported on their income tax returns.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investment in foreign securities.

                               December 31, 1998
--------------------------------------------------------------------------------

Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $1,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $39,700 representing Van Kampen's cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1998, the Fund recognized expenses of approximately $107,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Fund owned shares of the following Morgan Stanley Funds which are managed by the Subadviser:

                                                                  TRANSACTIONS
                                                             DURING THE PERIOD
                                                         ---------------------
                                      % OF NET ASSETS      COST OF    PROCEEDS
                                 AT DECEMBER 31, 1998    PURCHASES    OF SALES
------------------------------------------------------------------------------
Latin American Discovery Fund...                 .41%          -0-         -0-
Morgan Stanley Asia Pacific
  Fund..........................                 .22%          -0-         -0-

    At December 31, 1998, Van Kampen owned 10,604, 53 and 53 shares of Classes A, B and C of the Fund, respectively.

                               December 31, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1998, capital aggregated $6,809,856, $8,959,090 and $1,273,050 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                  SHARES              VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................    425,556       $  4,563,674
  Class B....................................     85,315            901,857
  Class C....................................     73,498            767,565
                                              ----------       ------------
Total Sales..................................    584,369       $  6,233,096
                                              ==========       ============
Dividend Reinvestment:
  Class A....................................    108,757       $  1,109,902
  Class B....................................    105,262          1,037,178
  Class C....................................     13,537            133,908
                                              ----------       ------------
Total Dividend Reinvestment..................    227,556       $  2,280,988
                                              ==========       ============
Repurchases:
  Class A....................................   (819,174)      $ (8,755,915)
  Class B....................................   (244,540)        (2,594,678)
  Class C....................................   (116,317)        (1,228,577)
                                              ----------       ------------
Total Repurchases............................ (1,180,031)      $(12,579,170)
                                              ==========       ============

                               December 31, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $9,892,195, $9,614,733 and $1,600,154 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A.........................................  326,563    $ 3,557,326
  Class B.........................................  182,617      1,967,735
  Class C.........................................   54,786        591,211
                                                   --------    -----------
Total Sales.......................................  563,966    $ 6,116,272
                                                   ========    ===========
Dividend Reinvestment:
  Class A.........................................  122,002    $ 1,233,093
  Class B.........................................  110,121      1,086,423
  Class C.........................................   16,955        167,544
                                                   --------    -----------
Total Dividend Reinvestment.......................  249,078    $ 2,487,060
                                                   ========    ===========
Repurchases:
  Class A......................................... (151,742)   $(1,673,088)
  Class B......................................... (233,838)    (2,537,474)
  Class C.........................................  (60,449)      (655,686)
                                                   --------    -----------
Total Repurchases................................. (446,029)   $(4,866,248)
                                                   ========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................  4.00%           1.00%
Second...........................................  4.00%            None
Third............................................  3.00%            None
Fourth...........................................  2.50%            None
Fifth............................................  1.50%            None
Sixth and Thereafter.............................   None            None

                               December 31, 1998
--------------------------------------------------------------------------------

    For the year ended December 31, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $4,200 and CDSC on the redeemed shares of approximately $33,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $35,690,982 and $39,588,566, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Forward commitments are privately negotiated transactions between the Fund and dealers. Purchasing securities on a forward basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward basis involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their commitments. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian.

    Summarized on the following pages are the specific types of derivative financial instruments used by the Fund.

A. FORWARD PURCHASE COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. The commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation or depreciation on forward commitments.

                               December 31, 1998
--------------------------------------------------------------------------------

The following forward purchase commitments were outstanding as of December 31, 1998:

 PAR AMOUNT
  IN LOCAL                                                                UNREALIZED
  CURRENCY                                                              APPRECIATION/
    (000)      DESCRIPTION                      COUPON    MATURITY      DEPRECIATION
-------------------------------------------------------------------------------------
               CANADA (GOVERNMENT OF)
      150-CA$  Settlement 01/14/99..........     8.750%     12/01/05       $ 2,313
      200-CA$  Settlement 03/25/99..........     5.250      09/01/03          (374)
               DENMARK (KINGDOM OF)
      700-DKK  Settlement 02/26/99..........     8.000      05/15/03           827
               FRANCE (REPUBLIC OF)
      250-ECU  Settlement 01/14/99..........     5.250      04/25/08         7,179
      350-ECU  Settlement 02/12/99..........     4.500      07/12/03         4,151
               FRANCE (GOVERNMENT OF)
      200-ECU  Settlement 02/19/99..........     8.250      04/25/22        19,646
               JAPAN
   25,000-JPY  Settlement 02/26/99..........     3.400      03/22/04       (10,602)
               SPAIN (GOVERNMENT OF)
      300-ECU  Settlement 02/19/99..........     5.150      07/30/09        18,301
               SWEDEN (KINGDOM OF)
      700-SEK  Settlement 02/26/99..........     6.000      02/09/05         1,380
               UNITED KINGDOM
      330-GBP  Settlement 02/19/99..........     7.750      09/08/06        23,061
      450-ECU  Settlement 02/12/99..........     4.250      01/29/01         1,748
                                                                           -------
               Total Forward Purchase Commitments
               (Cost $3,331,365)....................................       $67,630
                                                                           =======

B. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into closing transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net foreign currency difference on the trade is marked to market daily and included as a component of unrealized appreciation/depreciation on foreign currency translation.

                               December 31, 1998
--------------------------------------------------------------------------------

    The following closed but unsettled forward transactions were still outstanding as of December 31, 1998.

                                        LOCAL CURRENCY                      US$ NET
                                     --------------------   UNREALIZED   RECEIVABLE
       DESCRIPTION/CURRENCY          RECEIVABLE   PAYABLE   GAIN/LOSS     (PAYABLE)
-----------------------------------------------------------------------------------
AUSTRALIA (COMMONWEALTH) -- Australian Dollar
  (70,000 par, 7.500%, 07/15/05,
     settlement 01/21/99).........       80,364    81,107      $ 15       $   (455)
FRANCE (REPUBLIC OF) -- ECU
  (50,000 par, 4.500%, 07/12/03,
     settlement 02/12/99).........       53,376    52,990        (2)           452
FRANCE (GOVERNMENT OF) -- ECU
  (450,000 par, 7.500%, 04/25/05,
     settlement 01/28/99).........      563,305   568,026       (46)        (5,540)
  (600,000 par, 8.250%, 04/25/22,
     settlement 02/19/99).........      883,746   887,703        18         (4,642)
UNITED KINGDOM -- British Pound
  (100,000 par, 4.250%, 01/29/01,
     settlement 02/12/99).........      101,733   101,963         1           (270)
                                                               ----       --------
                                                               $(14)      $(10,455)
                                                               ====       ========

C. FORWARD CURRENCY CONTRACTS--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards.

                               December 31, 1998
--------------------------------------------------------------------------------

    The following forward currency contracts were outstanding as of December 31, 1998:

                                                              UNREALIZED
                                               CURRENT      APPRECIATION/
DESCRIPTION                                     VALUE       DEPRECIATION
-------------------------------------------------------------------------
LONG CONTRACTS
Australian Dollar,
  130,000 expiring 01/12/99.................  $   79,672      $  2,813
British Pound Sterling,
  145,000 expiring 01/08/99.................     240,840        (2,079)
  90,000 expiring 01/14/99..................     149,457          (550)
Canadian Dollar,
  150,000 expiring 01/08/99.................      98,137           392
  105,000 expiring 01/13/99.................      68,697           828
Danish Krone,
  1,535,000 expiring 01/11/99...............     241,260         8,966
  350,000 expiring 01/11/99.................      55,011            19
Deutsche Mark,
  182,780 expiring 01/15/99.................     109,751            99
  182,624 expiring 01/15/99.................     109,658         1,513
  1,295,000 expiring 01/19/99...............     777,742         8,100
  1,225,000 expiring 01/19/99...............     735,702         8,928
European Currency Unit,
  180,000 expiring 01/19/99.................     211,395         1,609
  190,000 expiring 01/19/99.................     223,139           426
  375,000 expiring 01/19/99.................     440,407        (3,091)
Japanese Yen,
  10,771,500 expiring 01/11/99..............      95,420         2,562
  28,000,000 expiring 01/21/99..............     248,370        15,009
  39,000,000 expiring 01/21/99..............     345,944        19,207
  1,094,000 expiring 01/29/99...............       9,715           165
  24,848,590 expiring 02/04/99..............     220,826         3,817
  1,199,272 expiring 02/08/99...............      10,663           184
  15,902,128 expiring 02/08/99..............     141,394         3,575
  5,134,415 expiring 02/26/99...............      45,761         2,788
  25,604,850 expiring 03/10/99..............     228,584         5,804
  7,607,160 expiring 03/10/99...............      67,912         1,912
Singapore Dollar,
  47,386 expiring 03/03/99..................      28,864           (84)
  65,000 expiring 03/08/99..................      39,606          (120)

                               December 31, 1998
--------------------------------------------------------------------------------

                                                              UNREALIZED
                                               CURRENT      APPRECIATION/
DESCRIPTION                                     VALUE       DEPRECIATION
-------------------------------------------------------------------------
Swedish Krona,
  850,000 expiring 01/15/99.................  $  104,686      $    244
Swiss Franc,
  50,000 expiring 01/15/99..................      36,457           509
                                              ----------      --------
                                               5,165,070        83,545
                                              ----------      --------
SHORT CONTRACTS
Australian Dollar,
  40,000 expiring 01/12/99..................      24,514          (882)
British Pound Sterling,
  30,000 expiring 01/08/99..................      49,829           249
Danish Krone,
  1,100,000 expiring 01/11/99...............     172,890        (1,577)
Deutsche Mark,
  60,776 expiring 01/15/99..................      36,493          (545)
French Franc,
  262,000 expiring 02/04/99.................      46,941          (992)
Japanese Yen,
  7,221,000 expiring 01/11/99...............      63,968        (3,968)
  3,550,500 expiring 01/11/99...............      31,452        (1,452)
  4,000,000 expiring 01/21/99...............      35,481        (2,039)
  1,094,000 expiring 01/29/99...............       9,715          (362)
  9,126,000 expiring 02/04/99...............      81,101          (455)
  15,722,590 expiring 02/04/99..............     139,724        (9,724)
  8,518,140 expiring 02/08/99...............      75,739        (1,739)
  8,583,260 expiring 02/08/99...............      76,318        (2,318)
  40,000,000 expiring 02/22/99..............     356,319       (15,314)
  5,134,415 expiring 02/26/99...............      45,761        (1,162)
  26,694,000 expiring 03/10/99..............     238,307       (12,073)
New Zealand Dollar,
  110,000 expiring 03/02/99.................      57,927           439
  115,000 expiring 03/02/99.................      60,560          (254)
Singapore Dollar,
  47,386 expiring 03/03/99..................      28,864           136
  65,000 expiring 03/08/99..................      39,606           271

                               December 31, 1998
--------------------------------------------------------------------------------

                                                              UNREALIZED
                                               CURRENT      APPRECIATION/
DESCRIPTION                                     VALUE       DEPRECIATION
-------------------------------------------------------------------------
Swiss Franc,
  150,000 expiring 01/15/99.................  $  109,370      $    282
  150,000 expiring 01/15/99.................     109,370        (1,225)
                                              ----------      --------
                                              $1,890,249       (54,704)
                                              ----------      --------
                                                              $ 28,841
                                                              ========

D. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are periodically received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1997............................     19
Futures Opened..............................................    116
Futures Closed..............................................   (133)
Futures Split (Matif CAC 40 4-for-1)........................      3
                                                               ----
Outstanding at December 31, 1998............................      5
                                                               ====

                               December 31, 1998
--------------------------------------------------------------------------------

    The futures contracts outstanding as of December 31, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                            APPRECIATION/
                                                CONTRACTS   DEPRECIATION
-------------------------------------------------------------------------
OSA NIKKEI 225
  March 1999--Long Contracts
     (Current Notional Value of 13,700,000 JPY
       per contract)...........................     2        $   (20,548)
TSE TOPIX
  March 1999--Short Contracts
     (Current Notional Value of 10,760,000 JPY
       per contract)...........................     2              8,446
Matif CAC 40
  March 1999--Short Contracts
     (Current Notional Value of 197,175 FFR per
       contract)...............................     1             (1,905)
                                                    -        -----------
                                                    5        $   (14,007)
                                                    =        ===========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1998, are payments retained by Van Kampen of approximately $47,800.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Global Managed Assets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Managed Assets Fund (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 11, 1999

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income

Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a
  prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                           GLOBAL MANAGED ASSETS FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief
  Financial Officer

CURTIS W. MORRELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, INC.
1585 Broadway
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

TAX NOTICE TO CORPORATE SHAREHOLDERS For 1998, 15.26% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.